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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                               JULY 10, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

          DELAWARE                 000-50723               04-3638229
      (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation or
       organization)

              701 MOUNT LUCAS ROAD                    08540
             PRINCETON, NEW JERSEY                  (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 1, 2006 the Company completed a private placement of 16,500.0000 newly-issued Class A Series 24 units (the "Class A Series 24 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 24 Unit. The private placement resulted in proceeds of $1,650,000.00. The sale was not subject to any underwriting discount or commission.

     On May 1, 2006 the Company completed a private placement of 26,000.0000 newly-issued Class A Series 25 units (the "Class A Series 25 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 25 Unit. The private placement resulted in proceeds of $2,600,000.00. The sale was not subject to any underwriting discount or commission.

     On June 1, 2006 the Company completed a private placement of 5,000.0000 newly-issued Class A Series 26 units (the "Class A Series 26 Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 26 Unit. The private placement resulted in proceeds of $500,000.00. The sale was not subject to any underwriting discount or commission.

     On July 1, 2006 the Company completed a private placement of 19,000.0000 newly-issued Class A Series 27 units (the "Class A Series 27 Units" and, together with the Class A Series 24 Units, the Class A Series 25 Units, and Class A Series 26 Units, the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Class A Series 27 Unit. The private placement resulted in proceeds of $1,900,000.00. The sale was not subject to any underwriting discount or commission.

     The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Date:  July 10, 2006

                                             GOLDMAN SACHS HEDGE FUND
                                             PARTNERS, LLC
                                             (Registrant)


                                             By:  Goldman Sachs Hedge Fund
                                                    Strategies LLC
                                                  Managing Member


                                                  By:  /s/ Jennifer Barbetta
                                                     ---------------------------
                                                     Jennifer Barbetta
                                                     Vice President and Chief
                                                     Financial Officer